© 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . Fourth Quarter and Full Year 2017 Earnings Call January 30, 2018

AK Steel Executive Management Team

Roger Newport	Chief Executive Officer
Kirk Reich	President and Chief Operating Officer
Jaime Vasquez	Vice President – Finance and Chief Financial Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 2

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 3 Forward-Looking Statements We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices; shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; changes in the cost of raw materials and energy; our significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of our major customers or key suppliers; our significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum and other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials; production disruption or reduced production levels; our healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emission limitations; conditions in the financial, credit, capital and banking markets; our use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats and cybercrime; failure to achieve expected benefits of the Precision Acquisition and/or to integrate Precision Partners successfully. The risk factors discussed in this presentation and under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2016 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q, as well as the other risks that could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP financial measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), and Adjusted Earnings Per Share. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in the Appendix to this presentation.

Roger Newport

Chief Executive Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018

© 2018 AK Steel. All rights reserved.

2017 Highlights

Strengthened Capital Structure	▪ $680 million of debt refinanced and maturities extended ▪ Lowered annual interest cost by $18 million ▪ Enhanced and lowered cost of revolving credit facility
Enhanced Core Business	▪ Major investment completed at Middletown Works hot-end ▪ New tanks installed on Middletown Works electrogalvanizing line ▪ Mansfield melt shop upgrade and new technology at caster
Expanded Growth Platform	▪ Launched new NEXMET™ AHSS coated products ▪ Collaboration with the DOE to develop more efficient electrical steel for motors ▪ Acquired Precision Partners – tool design and build / hot stamping / cold stamping

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 5

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 6 Safety Highlights – 2017  Six facilities achieved ZERO OSHA recordables for 4Q 2017  Three facilities achieved ZERO OSHA recordables for the year 2017  Continue to lead the industry by a wide margin 2.33 2.01 2.45 1.87 1.37 1.70 1.68 1.45 1.53 1.54 0.29 0.25 0.33 0.32 0.26 0.24 0.25 0.45 0.39 0.36 0.00 1.00 2.00 3.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 AISI AK Steel OSHA Recordable Frequency is number of injuries per 200,000 employee hours Notes: Based upon most current American Iron and Steel Institute (AISI) data available through 3Q 2017. AK Steel data is through 12/31/17; 2015 and forward includes Dearborn Works. OSHA Recordable Frequency

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . 550 1,550 2,550 3,550 4,550 2010 2011 2012 2013 2014 2015 2016 2017 0 20 40 60 80 2014 2015 2016 YTD Nov. 2017 20% 22% 24% 26% 28% 30% 2010 2011 2012 2013 2014 2015 2016 2017 January 2018 7 Trade Update Source: U.S. Dept. of Commerce, Enforcement, and Compliance (000s Metric Tons)  Imports remain elevated  Pleased with the Department of Commerce decision to levy duties on transshipments through Vietnam  Electrical steel imports continue to impact market  Urge President to act under Section 232 Steel Imports - % of U.S. Consumption Grain Oriented Electrical Steel ImportsCarbon Coated Imports (000s Metric Tons) Source: American Iron and Steel Institute (AISI) (Includes license data for December 2017)

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . $2,316 $2,452 $2,593 $2,715 $2,811 2016 2017 2018E 2019E 2020E 17.8 17.1 17.2 17.5 17.8 2016 2017 2018E 2019E 2020E January 2018 8 Steel Market Conditions 1.2 1.2 1.3 1.4 1.4 2016 2017 2018E 2019E 2020E (Vehicles in Millions) ($ Billions)(Millions)  Overall economic conditions remain solid  Automotive market remains healthy  Spot market prices have increased recently  Service center inventories are well controlled North America Light Vehicle Production U.S. Housing Starts U.S. Non-Residential Construction Fixed Investment Source: AK Steel estimates

Kirk Reich

President and Chief Operating Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018

© 2018 AK Steel. All rights reserved.

Precision Partners – Growth Platform Serving Our Core Market

✓ **Creates a premier integrated supplier to the automotive market**	Combines AK Steel's advanced materials expertise with Precision Partners' leading advanced product design engineered solutions, tool design and build, hot- and cold-stamping capabilities and complex assemblies
✓ **Enhances our product offerings**	End-to-end solutions further strengthen our close collaboration with our automotive OEM customers and their Tier 1 suppliers
✓ **Leverages both AK Steel's and Precision Partners' research and innovation capabilities**	Accelerates the materials and metals-forming development and innovation efforts in the high-growth automotive lightweighting space
✓ **Accelerates introduction of lightweighting solutions**	Advanced High Strength Steels and innovation in fast-growing hot-stamping market

Creates a differentiated, innovative leader in the steel industry

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
January 2018 10
© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 11 Precision Partners Update 45% 25% 75% 90% 0% 20% 40% 60% 80% 100% Hot-Stamping Cells 3,000 Ton Press 2017 2018E 51% 67% 92% 0% 20% 40% 60% 80% 100% 2Q 2017 3Q 2017 4Q 2017  Collaborative efforts are already yielding results  Strong new order pipeline  Operational improvements are progressing 2018E 2019E 2020E 2021E 2022E Sales Opportunities Press Efficiency Utilization Levels

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 12 Investing in Core Assets ($ Millions) Middletown Works blast furnace top equipment Mansfield Works electromagnetic stirring  Middletown Works hot-end and electrogalvanizing line  Mansfield Works melt shop upgrade  Intensive preventive/predictive maintenance program  Annual maintenance expense >$600 million Planned Maintenance Outages $75 $51 $62 $85 $50 $0 $20 $40 $60 $80 $100 2014 2015 2016 2017 2018E

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . 0.0% 2.0% 4.0% 6.0% 8.0% 2013 2014 2015 2016 2017 0.0% 0.5% 1.0% 1.5% 2.0% 2013 2014 2015 2016 2017 January 2018 13 Operational Excellence – Continued Improvements at Dearborn Works 0 10 20 30 40 2013 2014 2015 2016 2017 All-time plant record  Since AK Steel acquired Dearborn Works in 2014 – OSHA recordables decreased 78%; 55% in last two years – Internal quality losses improved 41% – Internal retreats improved 47% OSHA Recordables Internal Quality Losses Internal Retreats (Number of Cases)

Innovative Steel Solutions

ULTRALUME®
Press Hardenable Steel



NEXMET™ Family of Products

440EX



1000 / 1200





NanoSteel®
Third-Gen AHSS



Electrical Steels and DOE Collaboration







AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 14

© 2018 AK Steel. All rights reserved.

Innovative Automotive Lightweighting Solutions





Tensile Strength (ksi)
0
50
100
150
200
250
Total Elongation (%)
60
50
40
30
20
10
0
Tensile Strength (MPa)
0
400
800
1200
1600
2000
IF
Mild
IF+HS
BH
CMn+
Austenitic Stainless (annealed)
TRIP
DP, CP
HSLA, FB
MS
MnB+HF
Automotive Aluminum

NanoSteel® NXG 1200

NITRONIC® 30

NEXMET™ 440EX

NEXMET™ 1000 / 1200

Developmental PHS

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 15

© 2018 AK Steel. All rights reserved.

High-Value Product Mix With More Predictable Pricing

Flat-Rolled Product Mix


2015
Other
5%
Hot-rolled
18%
Coated
47%
Stainless/
Electrical
12%
Cold-rolled
18%
2017
Other
2%
Hot-rolled
13%
Coated
53%
Stainless/
Electrical
15%
Cold-rolled
17%

Customer Contract Structure


2015
Spot Market
~19%
Fixed Base
Price Contracts
~62%
Steel Index
Based Contracts
~19%
2017
Spot Market
~10%
Fixed Base
Price Contracts
~70%
Steel Index
Based Contracts
~20%

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 16

© 2018 AK Steel. All rights reserved.

Jaime Vasquez

Vice President – Finance and Chief Financial Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 18 Financial Highlights Note: See Appendix for reconciliations of non-GAAP financial measures ($ Millions, except per share) Fourth Quarter 2017 4Q 2017 4Q 2016 Quarter Over Quarter % Change Flat-Rolled Shipments 1,337 1,386 (49) -4% Flat-Rolled ASP $1,024 $983 $41 4% Net Sales $1,495.6 $1,418.6 $77.0 5% Net Income (Loss) ($107.9) (62.4) ($45.5) -73% Adjusted Net Income (Loss) ($19.5) $75.2 ($94.7) NC Adjusted EBITDA $65.4 $164.9 ($99.5) -60% Adjusted EBITDA Margin 4.4% 11.6% -7.2 pts -62% Earnings (Loss) Per Share ($0.34) ($0.22) ($0.12) -55% Adjusted EPS ($0.06) $0.25 ($0.31) NC Full Year 2017 2017 2016 Year Over Year % Change 5,596 5,936 (340) -6% $1,022 $955 $67 7% $6,080.5 $5,882.5 $198.0 3% $10.0 ($7.8) 17.8 NC $98.4 $129.8 ($31.4) -24% $419.5 $501.9 ($82.4) -16% 6.9% 8.5% -1.6 pts -19% $0.03 ($0.03) $0.06 NC $0.31 $0.56 ($0.25) -45%

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . 19 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 2016 4Q Actual Price/Mix/Volume Raw Materials & Energy Planned Outages Operations/SG&A/Other 2017 4Q Actual Consolidated EBITDA Bridge – 4Q 2016 to 4Q 2017 $111 $25 $65 $165 $62 $26 ($ Millions) Note: See Appendix for reconciliations of non-GAAP financial measures

Fourth Quarter Adjustments

	Three Months Ended 12/31/17		Twelve Months Ended 12/31/17	
	Net Income (Loss)	EPS	Net Income (Loss)	EPS
Net income (loss) / Diluted earnings (losses) per share, as reported	($107.9)	($0.34)	$10.0	$0.03
Charges (credit) for termination of pellet agreement and related transportation costs	(19.3)	(0.06)	(19.3)	(0.06)
Asset impairment charge	75.6	0.24	75.6	0.24
Non-cash charge for U.S. tax legislation	32.1	0.10	32.1	0.10
Adjusted net income (loss) / Earnings (losses) per share	($19.5)	($0.06)	$98.4	$0.31

Tax Cuts and Jobs Act of 2017

- Lower corporate tax rate reduces value of net deferred tax assets
- 4Q 2017 charge of $32.1 million to reduce value of deferred tax assets
- No cash tax impact
- NOLs of ~$2.6 billion remain available to reduce future tax liabilities

Ashland Impairment

- Ashland hot-end remains in temporary idle status
- Non-cash asset impairment of $75.6 million in 4Q 2017 appropriate under GAAP accounting
- No final decision made on future status

Rail Car Lease

- Railcars were leased to transport iron ore pellets
- Charge of $32.9 million was taken in 4Q 2016
- Railcars have been repurposed
- Partial reversal of prior charge resulted in a credit of $19.3 million in 4Q 2017

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 20

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 21 Balance Sheet and Cash Flow Highlights $1,281 $1,225 $1,135 $934 $0 $500 $1,000 $1,500 2014 2015 2016 2017 ($ Millions)  Maintain focus on strengthening balance sheet  Working capital was a small source of cash in 2017  Roughly one-third of capital investments in 2018 targeted for margin improvement  Legacy liabilities decreased ~$350 million since 2014 $81 $99 $128 $153 $160 $0 $50 $100 $150 $200 2014 2015 2016 2017 2018E ($ Millions) $197 $24 $0 $44 $51 $35 $10 $0 $50 $100 $150 $200 $250 2014 2015 2016 2017 2018E 2019E 2020E ($ Millions) Pension / OPEB Liabilities Capital Investments Pension Contributions

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . $1,005 $1,040 $1,021 $1,024 $0 $300 $600 $900 $1,200 1Q 2017 2Q 2017 3Q 2017 4Q 2017 January 2018 22 1Q 2018 Guidance * Guidance is relative to 4Q 2017 actual results 1,456 1,434 1,369 1,337 0 250 500 750 1,000 1,250 1,500 1Q 2017 2Q 2017 3Q 2017 4Q 2017 9.3% 9.1% 4.6% 4.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 (000s tons)  First quarter 2018 estimated outlook – Flat-rolled shipments marginally higher* – Average selling price marginally higher* – Downstream revenue ~$125–150 million – Planned maintenance outages ~$5 million – LIFO expense ~$10 million – Adjusted EBITDA margin ~150 basis points higher* • Includes ~$30 million impact from unplanned outage at Middletown Works Flat-Rolled Shipments Flat-Rolled Average Selling Price Per Ton Adjusted EBITDA Margin

2018 Guidance Estimates

- Depreciation of ~$210 million
- Pension and OPEB income of ~$32 million
- Book tax rate of ~24% of LIFO expense
- Minimal cash taxes


AKS
NYSE

Note: Guidance is relative to 2017 actual results

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
January 2018 23
© 2018 AK Steel. All rights reserved.

Longer Term Target Metrics

Average EBITDA Margin through a Cycle	Debt-to-EBITDA
>8%	<4.0x

Economic Profit: Return on Invested Capital	EBITDA Contributions from Downstream Business
>10.5%	>30%

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 24

© 2018 AK Steel. All rights reserved.

Roger Newport

Chief Executive Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018

© 2018 AK Steel. All rights reserved.

Strengthening Our Foundation

2014	2015	2016	2017
			Acquired Precision Partners
		Opened New Research and Innovation Center	Launched New NEXMET™ AHSS Products
	Began Portfolio Optimization	Strengthened Capital Structure	Lowered Interest Costs
Acquired Dearborn	Idled Ashland Hot-end Operations	Completed Dearborn AHSS Investment	Completed Major Hot-end Operations Investments

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

January 2018 26

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018 THANK YOU!

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . Appendix January 2018

Investor Contact

Douglas O. Mitterholzer
Assistant Treasurer and
General Manager, Investor Relations

Address
9227 Centre Pointe Drive
Cincinnati, OH 45069

E-mail Address
doug.mitterholzer@aksteel.com

Telephone Number
Office: 513.425.5215

AK Steel
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January 2018 29
© 2018 AK Steel. All rights reserved.

Non-GAAP Financial Measures
Reconciliation of Adjusted Net Income

($ Millions)	2013	2014	2015	2016	Qtr ended 03/31/2017	Qtr ended 06/30/2017	Qtr ended 09/30/2017	Qtr ended 12/31/2017	2017
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation									
Net income (loss) attributable to AK Steel Holding Corporation, as reported	($46.8)	($96.9)	($509.0)	($7.8)	$62.5	$61.2	($5.8)	($107.9)	$10.0
Pension and OPEB net corridor and settlement charges		5.5	131.2	68.1					
Charges (credit) for termination of pellet agreement and related transportation costs				69.5				(19.3)	(19.3)
Impairment of Magnetation investment			256.3						
Impairment of AFSG investment			41.6						
Charge for facility idling			28.1						
Asset impairment charge								75.6	75.6
Non-cash charge for U.S. tax legislation								32.1	32.1
Acquisition-related expenses (net of tax)		31.7							
Adjusted net income (loss) attributable to AK Steel Holding	($46.8)	**($59.7)**	**($51.8)**	**$129.8**	**$62.5**	**$61.2**	**($5.8)**	**($19.5)**	**$98.4**
Reconciliation to Diluted Earnings (Losses) per Share									
Diluted earnings (loss) per share, as reported	($0.34)	($0.65)	($2.86)	($0.03)	$0.19	$0.19	($0.02)	($0.34)	$0.03
Pension and OPEB net corridor charge/settlement loss		0.04	0.74	0.29					
Charges (credit) for termination of pellet agreement and related transportation costs				0.30				(0.06)	(0.06)
Impairment of Magnetation investment			1.44						
Impairment of AFSG investment			0.23						
Charge for facility idling			0.16						
Asset impairment charge								0.24	0.24
Non-cash charge for U.S. tax legislation								0.10	0.10
Acquisition-related expenses		0.21							
Adjusted diluted earnings (loss) per share	**($0.34)**	**($0.40)**	**($0.29)**	**$0.56**	**$0.19**	**$0.19**	**($0.02)**	**($0.06)**	**$0.31**
Flat-rolled Shipments	**5,153.7**	**6,007.2**	**6,974.0**	**5,936.4**	**1,456.2**	**1,434.3**	**1,368.6**	**1,337.1**	**5,596.2**
Flat-rolled Average Selling Price	**$1,056**	**$1,058**	**$929**	**$955**	**$1,005**	**$1,040**	**$1,021**	**$1,024**	**$1,022**

AK Steel

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© 2018 AK Steel. All rights reserved.
January 2018 30

Non-GAAP Financial Measures
Reconciliation of Adjusted EBITDA

($ Millions)	2013	2014	2015	2016	Qtr ended 03/31/2017	Qtr ended 06/30/2017	Qtr ended 09/30/2017	Qtr ended 12/31/2017	2017
Net income (loss) attributable to AK Steel Holding	($46.8)	($96.9)	($509.0)	($7.8)	$62.5	$61.2	($5.8)	($107.9)	$10.0
Net income (loss) attributable to NCI	64.2	62.8	62.8	66.0	16.2	15.2	17.1	12.9	61.4
Income tax expense (benefit)	(10.4)	7.7	63.4	3.2	(13.4)	(8.7)	(18.8)	23.1	(17.8)
Interest expense	127.4	144.7	173.0	163.9	39.4	38.2	37.5	37.2	152.3
Interest income	(1.1)	(0.7)	(1.3)	(1.6)	(0.4)	(0.4)	(0.5)	(0.1)	(1.4)
Depreciation and amortization	200.0	211.0	224.4	221.4	58.9	56.1	60.8	60.6	236.4
EBITDA	$333.3	$328.6	$13.3	$445.1	$163.2	$161.6	$90.3	$25.8	$440.9
Less: EBITDA of NCI (a)	78.3	77.2	77.1	80.8	20.3	19.6	21.1	16.7	77.7
Pension and OPEB net corridor charges / settlement loss		5.5	131.2	68.1					
Charges (credit) for termination of pellet agreement and related transportation costs				69.5				(19.3)	(19.3)
Impairment of Magnetation investment			256.3						
Impairment of AFSG investment			41.6						
Charge for facility idling			28.1						
Asset impairment charge								75.6	75.6
Acquisition-related expenses		23.3							
Adjusted EBITDA	$255.0	$280.2	$393.4	$501.9	$142.9	$142.0	$69.2	$65.4	$419.5
Adjusted EBITDA margin	4.6%	4.3%	5.9%	8.5%	9.3%	9.1%	4.6%	4.4%	6.9%

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

Net income (loss) attributable to noncontrolling interests	$64.2	$62.8	$62.8	$66.0	$16.2	$15.2	$17.1	$12.9	$61.4
Depreciation	14.1	14.4	14.3	14.8	4.1	4.4	4.0	3.8	16.3
EBITDA of noncontrolling interests	$78.3	$77.2	$77.1	$80.8	$20.3	$19.6	$21.1	$16.7	$77.7

AK Steel

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© 2018 AK Steel. All rights reserved.

January 2018 31

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . January 2018